Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Net Loss Per Share
Note 13 — Net Loss Per Share
Basic loss per share is computed by dividing net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding during the period without consideration for common stock equivalents. Diluted net loss per share is computed by dividing net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding during the period and potentially dilutive common stock equivalents, including stock options, RSUs, warrants to purchase redeemable convertible preferred stock and Class A Common Stock, redeemable convertible preferred stock, founders convertible preferred stock and contingently issuable shares, except in cases where the effect of the common stock equivalent would be anti-dilutive. Potential common stock equivalents consist of common stock issuable upon exercise of stock options and vesting of RSUs using the treasury stock method. Since the Company was in a loss position for the years ended December 31, 2021 and 2020, basic net loss per share was the same as diluted net loss per share for the periods presented.
The Company computes net loss per share using the
two-class
method. The rights, including the liquidation and dividend rights, of the Class A Common Stock and Class X Common Stock are identical, other than voting rights. Accordingly, the Class A Common Stock and Class X Common Stock share equally in the Company’s net losses. Because the computed loss per share for holders of the Class A Common Stock and the Class X Common Stock is identical, we do
not present separate net loss per share computations.
Net loss per share was retroactively restated to reflect the application of the Business Combination. Net loss was adjusted to reflect the accrual of paid-in kind dividends earned by certain holders of senior preferred stock. The following table presents the calculation of basic and diluted net loss per share for the years ended December 31, 2021 and 2020 (in thousands, except per share amounts):

	December 31,
	2021	2020
Numerator:
Net loss	$(196,333)	$(208,230)
Adjustment to net loss attributable to common stockholders	(15,540)	—
Net loss attributable to common stockholders	$(211,873)	$(208,230)
Denominator:
Basic and diluted weighted-average shares outstanding	84,261	37,367
Loss per share:

Basic and diluted loss per share	$(2.51)	$(5.57)

The following outstanding securities were excluded from the computation of diluted net loss per share because their effect would have been anti-dilutive for the periods presented (in thousands):

	December 31,
	2021	2020
Redeemable convertible preferred shares	—	135,225
Founders convertible preferred stock	—	3,993
Unvested shares of common stock	—	4,032
Stock options	12,421	16,925
RSUs	24,166	—
Management Award RSUs	29,073	—
Early exercises of stock options	309	2,521
Warrants to purchase redeemable convertible preferred stock	—	94
Warrants to purchase Class A common stock	12,935	—
Contingently issuable shares	1,977	—

Total	80,881	162,790